SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  January 30, 2004
(Date of earliest event reported)

Commission File No. 333-105940



                    Banc of America Mortgage Securities, Inc.
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            Delaware                                36-4514369
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    (State of Incorporation)            (I.R.S. Employer Identification No.)



201 North Tryon Street, Charlotte, North Carolina                    28255
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            Address of principal executive offices                  (Zip Code)



                                 (704) 387-2111
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              Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events

            On January 30, 2004, Banc of America Mortgage Securities, Inc. (the "Registrant") amended the Pooling and Servicing Agreement, dated June 24, 2003, among the Registrant, as depositor, Bank of America, N.A., as servicer, and Wells Fargo Bank Minnesota, National Association, as trustee, relating to Banc of America Alternative Loan Trust 2003-5 Mortgage Pass-Through Certificates, Series 2003-5. A copy of the amendment is filed as an exhibit hereto.

ITEM 7.     Financial Statements and Exhibits

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description

      (EX-4) Amendment No. 1, dated January 30, 2004, to Pooling and Servicing Agreement, dated June 24, 2003, among Banc of America Mortgage Securities, Inc., Bank of America, N.A. and Wells Fargo Bank Minnesota, National Association, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BANC OF AMERICA MORTGAGE SECURITIES,
                                          INC.


January 30, 2004



                                    By: /s/ Judy Lowman
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                                       Name: Judy Lowman
                                       Title: Vice President

                                       INDEX TO EXHIBITS
                                                               Paper (P) or
Exhibit No.                 Description                       Electronic (E)
-----------                 -----------                       --------------

   (EX-4)                   Amendment No. 1, dated January      E
                            30, 2004, to Pooling and
                            Servicing Agreement, dated June
                            24, 2003, among Banc of America
                            Mortgage Securities, Inc., Bank
                            of America, N.A. and Wells Fargo
                            Bank Minnesota, National
                            Association, as trustee.